Exhibit 99.1 Investor Presentation

Disclaimer (1/3) This presentation (“Presentation”) is for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Roadzen, Inc. (“Roadzen”) and Vahanna Tech Edge Acquisition Corp. (“Vahanna”) and the related transactions (the “Proposed Business Combination”) and for no other purpose. This Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the financial risk of their investment for an indefinite period of time. Neither Roadzen nor Vahanna nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors is making an offer of the Securities in any state where the offer is not permitted. This Presentation is intended solely for the purposes of familiarizing investors. To the extent the terms of any potential Proposed Business Combination are included in this Presentation, those terms are included for discussion purposes only. By participating in this Presentation, you acknowledge that you are (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation relates to the potential financing of a portion of the Proposed Business Combination contemplated in this Presentation through a private placement of debt and equity securities. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This Presentation contains information of Roadzen and Vahanna. This Presentation is being delivered to you solely in your capacity as a potential investor in connection with the evaluation of the Proposed Business Combination. By accepting the Presentation, each recipient of this Presentation and its directors, partners, officers, employees, attorneys, agents and representatives (each, a “recipient”) shall maintain the confidentiality of all otherwise non-public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials. You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of evaluating your participation in the Proposed Business Combination contemplated in this Presentation. Neither Roadzen nor Vahanna, nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Proposed Business Combination. This Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Roadzen or Vahanna and is not intended to form the basis of any investment decision in Roadzen or Vahanna, and any recipient should conduct its own independent analysis of Roadzen and Vahanna and the data contained or referred to in this Presentation. The recipient acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Roadzen and Vahanna assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. This Presentation does not constitute investment, tax, accounting or legal advice or a recommendation. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Roadzen and Vahanna and the Proposed Business Combination contemplated in this Presentation. To the fullest extent permitted by law, in no circumstances will Roadzen, Vahanna, or any of their respective equity holders, afﬁliates, representatives, partners, directors, ofﬁcers, employees, advisers, or agents be responsible or liable for any direct, indirect or consequential loss or loss of proﬁt arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Vahanna nor Roadzen has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Roadzen or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Roadzen, the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Any data on past performance or modeling contained herein are not an indication as to future performance. None of Roadzen, Vahanna or any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors assumes any obligation to update the information in this presentation. 2

Disclaimer (2/3) Forward Looking Statements This presentation includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial of Vahanna and Roadzen. These statements are based on the beliefs and assumptions of the management of Vahanna and Roadzen. Although Vahanna and Roadzen believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Vahanna nor Roadzen can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Forward-looking statements contained in this presentation include, but are not limited to, statements about the ability of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, to: meet the closing conditions to the merger, including approval by shareholders of Vahanna and Roadzen on the expected terms and schedule or realization of the benefits expected from the merger if it is consummated; avoid the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; obtain and maintain the listing of New Roadzen Ordinary Shares on Nasdaq following the merger; execute New Roadzen’s business strategy, including monetization of services provided and expansions in and into existing and new lines of business; anticipate the uncertainties inherent in the development of new business lines and business strategies; retain and hire necessary employees; increase brand awareness; attract, train and retain effective officers, key employees or directors; upgrade and maintain information technology systems; acquire and protect intellectual property; meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness; effectively respond to general economic and business conditions; manage intense competition and competitive pressures from other companies worldwide in the industries in which New Roadzen will operate; manage litigation and adequately protecting New Roadzen’s intellectual property rights; obtain additional capital, including use of the debt market; enhance future operating and financial results; anticipate rapid technological changes; comply with laws and regulations applicable to New Roadzen’s business, including laws and regulations related to data privacy and insurance operations; stay abreast of modified or new laws and regulations applying to New Roadzen’s business; anticipate the impact of, and response to, new accounting standards; respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events; anticipate the rise in interest rates which would increase the cost of capital; anticipate the significance and timing of contractual obligations; maintain key strategic relationships with partners; respond to uncertainties associated with product and service development and market acceptance; manage to finance operations on an economically viable basis; anticipate the impact of new U.S. federal income tax laws, including the impact on deferred tax assets; successfully defend litigation; successfully deploy the proceeds from the merger; and manage other factors detailed under the section titled “Risk Factors” in the Registration Statement on Form S-4/A, filed with the SEC on June 30, 2023. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed under the heading “Risk Factors” in the prospectus and elsewhere in this presentation, could affect the future results of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements in this presentation: any delay in closing of the merger; risks related to disruption of management’s time from ongoing business operations due to the proposed transactions; litigation, complaints, product liability claims and/or adverse publicity; the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; privacy and data protection laws, privacy or data breaches, or the loss of data; and the impact of the COVID-19 pandemic and its effect on business, financial condition and results of operations of Roadzen. These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this presentation are more fully described under the heading “Risk Factors” in the prospectus and elsewhere in this presentation. The risks described under the heading “Risk Factors” are not exhaustive. Other sections of the prospectus describe additional factors that could adversely affect the business, financial condition or results of operations of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can Vahanna or Roadzen assess the impact of all such risk factors on the business of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to Vahanna or Roadzen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements of belief and similar statements reflect the beliefs and opinions of Vahanna or Roadzen, as applicable, on the relevant subject. These statements are based upon information available to Vahanna or Roadzen, as applicable, as of the date of this presentation, and while such party believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that Vahanna or Roadzen, as applicable, has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. 3

Disclaimer (3/3) Market, ranking and industry data used throughout this presentation is based on the good faith estimates of Roadzen’s management, which in turn are based upon Roadzen’s management’s review of internal surveys, independent industry surveys and publications, including reports by third-party researchers and publicly available information. Such data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While Roadzen is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” and “Roadzen’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the prospectus. Use of Projections This Presentation contains projected financial information with respect to Roadzen. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither Vahanna’s nor Roadzen’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors has expressed any opinion or provided any other form of assurance with respect to such projections. Non-GAAP Financial Measures Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Vahanna and Roadzen believe these non-GAAP measures of financial results provides useful information to management and investors regarding certain financial and business trends relating to Roadzen’s financial condition and results of operations. Roadzen’s management uses these non-GAAP measures for trend analysis and for budgeting and planning purposes. Other similar companies may present different non-GAAP measures or calculate similar non-GAAP measures differently. Roadzen’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required to be presented in Roadzen’s GAAP financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded in determining these non-GAAP financial measures. You should review Roadzen’s audited financial statements prepared in accordance with GAAP, which will be included in a combined registration statement and proxy statement to be filed with the SEC, as well as the reconciliations of these non-GAAP measures to the most directly comparable GAAP measure included as an appendix to this presentation and not rely on any single financial measure to evaluate our business. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Vahanna, Roadzen, and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, copyrights, logos and other intellectual property in this Presentation is not intended to, and does not imply, a relationship with Roadzen or Vahanna, or an endorsement or sponsorship by or of Roadzen or Vahanna. Solely for convenience, certain third-party trademarks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that such trademarks or trade names are held by Roadzen, Vahanna, or any of their affiliates. The information contained herein is as of June 2023 and does not reflect any subsequent events. 4

Today’s Presenters Rohan Malhotra Vinode B. Ramgopal Saurav Adhikari Founder & CEO of Chairman of Vahanna LLC (Sponsor) Chairman of Vahanna Tech Edge Roadzen Acquisition I Corp. 5

Key Investment Highlights A Leading Global Insurtech Platform First insurtech going global with platforms & Roadzen is transforming global auto partnerships in India, US, EU/UK, ME, SEA and 1 distribution licenses targeting a US$ 817bn global auto insurance market insurance using applied AI AI at the Core Scalable, High Margin Made in India for the World Award-winning independent AI research Accelerating organic growth through two Tech built in India’s low cost, high growth lab producing industry-leading models in revenue models – Insurance as a Service (IaaS) market now addressing large, high computer vision, language models and and Brokerage – with no underwriting risk and margin markets in US and Europe generative AI addressing insurance and limited capital requirements for growth mobility Technology-led B2B2C model Strong M&A Track Record High Growth Attacking the core cost drivers for Well-positioned for revenue take off and Targeted M&A across a fragmented insurance insurance – operations, distribution, margin acceleration with blue chip client distribution landscape ripe for consolidation, claims – using technology to deliver base and extensive pipeline across the using technology as a catalyst to increase sales strong fundamentals, recurring revenue world and lower operating costs and attractive margins 1. https://www.factmr.com/report/automobile-insurance-market 6

Transaction Rationale Combining Vahanna’s operating and global tech expertise with Roadzen’s technology, dynamism and 01 ambition will create a platform well positioned to transform the global auto insurance market. Roadzen will benefit from an enhanced profile, disclosures and transparency as a public company to become a 02 trusted partner to large enterprise clients. Public market currency is an asset for Roadzen for future M&A opportunities and to attract global talent. 03 Transaction enables Roadzen to attract an experienced public company and advisory board to support 04 growth. Merger is expected to provide growth capital at the outset and an expanded range of capital raising 05 opportunities to accelerate Roadzen’s sales and strategic initiatives. 7

Disrupting the Status Quo in Auto Insurance With the rise of connected, electric and autonomous vehicles, insurance for mobility represents a significant transformation opportunity, projected to surpass a trillion dollars by 2030 2 2 1 1.45bn $817bn 7.1% Vehicles On the Global Auto Insurance Auto-Insurance Premium Road (2022) Market (2022) Growth (CAGR, 2022-2032E) 1. https://www.whichcar.com.au/news/how-many-cars-are-there-in-the-world 2. https://www.factmr.com/report/automobile-insurance-market 8

Illustrative Transaction Summary

Key Highlights

Valuation
- $683mn pre-money equity value
- Pro-Forma FY24E Revenue multiple of 6.4x

Capital Structure
- $259mn pro-forma cash held on the balance sheet
- Existing debt of $19.1mn

Illustrative Transaction Overview

Merger Structure at Close

($ mn)		
Pre-Money Equity Value		**683**
(+) Promote and Founder Shares		50
(+) Total Transaction Costs		21
(+) Roadzen Net Debt		4
PF Enterprise Value		**758**
(+) Net Cash[2]		240
PF Equity Value		**998**
PF Shares Outstanding		98.8

	2023A	2024E
Revenue	$59	$118
PF EV / Revenue	**12.9x**	**6.4x**

Pro-Forma Illustrative Ownership[1]


PIPE Investors
5.6%
SPAC Founders
5.1%
Other SPAC Shareholders
20.2%
Roadzen Shareholders
69.1%

Illustrative Sources & Uses

Sources of Funds	*$mn*	*%*
Available SPAC Proceeds	$209	21.8%
Existing Roadzen Cash	15	1.6%
PIPE Proceeds[3]	55	5.7%
New Stock Issued to Roadzen	683	70.9%
Total Sources of Funds	**$963**	**100.0%**

Uses of Funds	*$mn*	*%*
Cash to Roadzen Balance Sheet	$259	26.9%
Equity Roll Over	683	70.9%
Total Transaction Costs	21	2.2%
Total Uses of Funds	**$963**	**100.0%**

Fiscal Year Ending March 31; 1. Assumes a pre-money equity value per share of $10.00; 2. Includes illustrative industry standard scenario of available SPAC cash proceeds net of 0% redemptions from Vahanna's existing shareholders (share count assumes no exercise of out-of-the-money warrants (strike price at $11.50)) plus existing Roadzen cash of $15mn minus existing debt of $19mn, plus an illustrative $55mn PIPE; 3. Represents illustrative $55mn PIPE investment to meet minimum cash requirement

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Vision To build the global leader at the intersection of AI, Insurance and Mobility Mission We are revolutionizing the auto insurance industry using cutting-edge technology, making it more accessible, personalized and seamless for every driver 10

Roadzen at a Glance 400+ 7 Locations ~39 Clients Employees Global + Remote Insurance + Automotive Top 10 Technology Company of the 2022 AI Startup of & AI Innovators Year 2021 the Year Coventry Paris Ahmedabad New Delhi New York, NY Chennai Burlingame, CA 11

Auto Insurance is Roadzen Makes Insurance Challenged Simple and Modern Decoupled, long purchase process Easy to buy, embedded purchase Impersonal coverage Real-time data-based coverage using telematics and augmented data Poor claims experience AI-driven approach to claims – proactive, real- time with human touchpoints Zero meaningful touchpoints Tech-enabled, proactive partnership with customers 12

An Industry Leading ‘Insurance as a Service’ Platform Providing a Personalized, Seamless Experience from Quote to Claims Resolution Parametric Computer Vision Based Loss Personalized Multi-Channel Instant Claims 1 FNOL Underwriting Distribution Adjustment Settlement 1. First Notice of Loss 13

Award-Winning Research Lab with 100s of Deployed AI Models Harnessing Computer Vision, Generative AI and Advanced Telematics in Insurance and Mobility Road Object Detection Driveable Area Detection Road Condition Detection Focus Monitoring Distraction Alert Drowsiness Alert Generative AI Car Part Detection Damage Detection Named Entity Recognition Accident Detection Algorithmic Assessment 14

Our Powerful Suite of Products across the Insurance Lifecycle Allows Clients to Choose Us to Do More

Auto Insurance | Commercial Vehicle Insurance | Usage Based Insurance | GAP Insurance | Extended Warranty | Driver Safety / Driver Score | Fleet Safety / Score | Accident Prevention | Accident Detection | FNOL | Claims Management | Roadside Assistance

Fleets

Small and medium fleets, taxicabs, ridesharing platforms, commercial and corporate fleets.

Automotive

OEMs, dealerships, online-to-offline car sales platforms.



Insurance

Insurers, reinsurers, agents, brokers, captive insurance and reinsurance.

Others

Auto lenders - banks, auto finance companies, telematics providers, garages.

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Our Revenue Models Our technology powers leading insurers, intermediaries, IaaS Platform Sales fleets and vehicle manufacturers (OEMs) to make drivers Earns a fixed fee per-vehicle, per-policy, per-claim per 01 safer, launch new insurance products to their captives and usage resolve claims faster and more accurately. Our brokerage licenses allow us to embed and sell auto insurance through a B2B2C partnership-led approach while providing a seamless customer experience from 1 Broker/MGA quote to claim. 02 Earns commission, policy admin and claims fees as a % of Gross Written Premium per policy sold 1. MGA: Managing General Agent: MGAs are insurance intermediaries, but unlike retail and wholesale brokers, they are often granted binding authority from insurance partners. This means they can quote and bind policies that fit within the agreed-upon risk parameters of their insurer relationships. Gross written premium is the total direct and assumed premium written by an insurer before deductions for reinsurance and ceding commissions 16

Financial Highlights Highly capital efficient, with profitable contractual 01 margins Attractive recurring revenue profile driven by long-term 02 contracts Roadzen has built a solid foundation that is poised Secular acceleration across twin engines of growth: IaaS 03 and Brokerage for strong growth High organic growth with low capex, low regulatory capital 04 requirements and no underwriting risk Significant M&A opportunities to consolidate a fragmented 05 market and expand globally 17

Financial Highlights 1 Historical Pro Forma Revenue and EBITDA ($mn) $118.3 $58.6 $23.5 $13.5 $5.5 ($3.3) ($5.4) ($8.6) 2 FY21A FY22A FY23A FY24E Total Revenues EBITDA 1. Roadzen's fiscal year ends on March 31 of each year, and each period reflects pro forma effect from acquisition of GIM and NAC 2. Summary Risk Factors are given on slide no 25. For detailed risk factors and assumptions please refer to the Registration Statement on Form S-4/A, filed by Vahanna with the SEC on June 30, 2023 (as amended from time to time) 18

Backed by a Strong Pipeline of Global Clients and Significant Inorganic Growth Potential M&A Process and Opportunity Sales Funnel ($mn) 2 Total Pipeline Roadzen has delivered a successful playbook of acquisitions 27 Insurers $260 which integrates its AI and claims platform to lower costs, 72 Automotive + Fleet shifting operations to the India Global Delivery Center and integrating the global sales teams - leading to higher Advanced revenues, lower operating costs and a seamless digital 20 Insurers customer experience for the end user. $160 42 Automotive + Fleet Closed $24 3 Insurers 10 Automotive + Fleet 1. Gross Written Premium. 2. This is ”Total Pipeline” of all stages. Before ”Advanced” the clients are in “Engaged” stage (the first stage of client contact) and that pipeline is $76mn which includes 24 Clients (4 Insurance and 20 Automotive + Fleet) 19

Roadzen has a Global Presence and Expects to Grow Faster than Peers : Brokerage Peers : Insurance & Telematics Peers : AI-Focused SaaS Peers Revenue Growth FY24E ~100% 38% 30% 29% Median: 27% Median: 23% 25% Median: 16% 16% 16% 15% 8% EV/Sales FY24E 16.6x 16.2x 15.9x Median: 15.3x Median: 14.9x 14.6x 13.6x Median: 8.8x 9.6x 9.2x 8.5x 1 6.4x Source: S&P Capital IQ as of 6/30/2023 | FY2024E figures from 4/1/2023 to 3/31/2024, unless otherwise noted 1. Reflects Roadzen’s pro-forma enterprise value of $758mn 20

Experienced Management Team that Combines Expertise in AI, Mobility and Insurance Rohan Malhotra Ankur Kamboj Xavier Blanchard Shanon Duthie Nikhil Maheshwari Mohit Pasricha CEO COO CEO, EU / Insurance Head CEO, US Head of Technology CFO Ian Turley Vivek Shrivastava John Wu Manavi Persaud Sanya Soni Raghav Kansal VP, Data Science Director Sales, Asia Director, Operations Chief of Staff Global Head of Underwriting VP, Corp. Dev. & Strategy 21

The Public Company will be Supported by a Highly Accomplished Board with Extensive Technology and Capital Markets Experience Rohan Malhotra Steve Carlson Supurna Vedbrat Zoe Ashcroft Diane B. Glossman Ajay Shah Saurav Adhikari 22

Roadzen is Poised to Become a Global Leader in Auto Insurance Capital Efficient and Large Addressable Market across Visionary and Experienced Globally Scalable Business Mobility and Insurance Management Team Powerful Technology Platform Differentiated Business Model Attractive, High Growth Powered by AI across Technology and Brokerage Financial Profile 23

Summary Risk Factors §History of losses – the Company anticipates increased expenses in the future and its §Macroeconomic conditions – broader factors impacting the principal industries served rapid growth makes it difficult to evaluate future prospects and increases the risk that the could adversely affect product adoption, usage, or average selling prices; customers may Company will not continue to grow at or near historical rates defer or forgo purchases of automobiles in the event of weakened global economic conditions §Client concentration – a substantial portion of revenue is derived from a relatively small number of clients and the larger clients have negotiating leverage, which could impact §International operations – sales to customers or operations outside the U.S., India and cost of sales and harm results of operations the U.K./EU may expose the Company to risks inherent in international sales §Brand – if the Company fails to develop, maintain, and enhance its brand and reputation §Research & development – developing significant revenue streams derived from cost-effectively or to ensure the accuracy and completeness of insurance product current research and development efforts may take several months or years, or may not information on its platform, the business and financial condition may be adversely be achieved at all affected §Intellectual property – the Company’s ability to introduce and sell new services depends on the development of AI solutions that are compatible with third-party §Growth strategy – growth rate in part depends on attracting new customers, existing hardware, software, infrastructure, and evolving insurance industry standards; the customers renewing and upgrading their contracts, and the Company’s continued Company may not be able to address or prevent future data security breaches or the investment in and around the delivery of innovative AI solutions and development of new misappropriation of Company-owned data use cases §Sales channels – the Company relies heavily on direct sales to sell automobile insurance brokerage services and therefore needs to continue to expand its sales organization; sales and implementation cycles can be lengthy and variable and could cause the Company to expend significant time and resources prior to generating revenue §Industry dynamics – changes in the automotive insurance industry, including the adoption of new technologies, such as autonomous vehicles, may significantly impact results of operations In addition to these Summary Risk Factors, you should carefully consider the risks and uncertainties described in the Registration Statement on Form S-4/A, filed with the SEC on June 30, 2023 (Registration No. 333-269747) under the heading Risk Factors”. 24

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GAAP to Adjusted EBITDA The following table reconciles our net loss reported in accordance with GAAP to Adjusted EBITDA: Year ended Year ended Year ended March 31, 2023 March 31, 2022 March 31, 2021 (14,201,151) (9,806,578) (15,656,127) Net loss Adjusted for: Other (income)/expense 6,538 104,825 (53,576) 776,023 44,929 6,202 Interest expense Fair value changes in financial instruments carried at fair 1,009,374 3,392,971 13,271,484 (1) value Impairment of goodwill and tangibles 919,517 - - (42,265) 24,957 (1,356,764) Tax (benefit)/expense Depreciation and amortization 1,624,208 1,370,143 1,152,988 (9,907,936) (4,868,753) (2,635,793) Adjusted EBITDA 1. Fair value changes in financial instruments are considered to be financing costs as they relate to convertible notes and liability-classified preferred stock warrants previously issued in financing transactions. These changes are non-cash as the Company does not have an unconditional obligation to settle the convertible notes and preferred stock warrants in cash. These changes in fair value are affected by the Company’s own share price as these are settleable/convertible into the Company’s preferred stock 26

Established in Key Global Markets

Platform Strategy & Offerings



India

- 326mn registered vehicles (2022)[1].
- Total gross written premiums (GWP) for motor insurance in India was $29 billion (2021)[2].
- Market is expected to grow at a 9.9% CAGR (2021 to 2026)[3].



UK + EU

- 253mn registered vehicles in the EU[4] and 40mn registered vehicles in UK (2021)[5].
- Total GWP for motor insurance in the EU was ~$164 billion (2020)[6]; in the UK, it was ~$7 billion (2021)[7].
- EU market is expected to grow at a 5.3% CAGR (2020-2027)[8]; the UK market is expected to grow at a 4.2% CAGR (2023-2028)[9].



US

- 282mn registered vehicles in the US (2021)[10].
- Total GWP for motor insurance in the US was $345 billion (2023)[11].
- Market is expected to grow at a 4.7% CAGR through 2028[11]
- During 2022-23, motor insurance in India grew at 15%[12]

1. https://www.statista.com/statistics/664729/total-number-of-vehicles-india/
2. https://www.globaldata.com/media/insurance/general-insurance-industry-india-grow-9-9-cagr-2026-forecasts-globaldata/
3. https://insuranceasia.com/insurance/news/india-general-insurance-industry-doubles-growth-rate-in-2022
4. https://ec.europa.eu/eurostat/statistics-explained/index.php?title=Passenger_cars_in_the_EU#An_almost_9_.25_increase_in_EU-registered_passenger_cars_since_201\6
5. https://www.gov.uk/government/statistics/vehicle-licensing-statistics-2021/vehicle-licensing-statistics-2021#:~:text=Headline%20figures,-Latest%20figures%20for&text=2.3%20million%20vehicles%20registered%20for,%2C%20up%205%25%20(VEH0150)
6. https://insuranceeurope.eu/publications/2569/european-insurance-in-figures-2020-data
7. https://www.globaldata.com/store/report/uk-commercial-motor-insurance-market-analysis/
8. https://www.researchandmarkets.com/reports/5415986/europe-motor-insurance-market-2020-2027-by
9. https://www.mordorintelligence.com/industry-reports/united-kingdom-motor-insurance-market
10. https://www.statista.com/statistics/183505/number-of-vehicles-in-the-united-states-since-1990/
11. https://www.mordorintelligence.com/industry-reports/united-sates-motor-insurance-market
12: https://bfsi.economictimes.indiatimes.com/news/insurance/indian-insurance-industry-registers-10-3-compound-annual-growth-over-last-decade-rbi/101342626?utm_source=Mailer&utm_medium=newsletter&utm_campaign=etbfsi_news_2023-06-29&dt=2023-06-29&em=cmFnaGF2QHJvYWR6ZW4uaW8=

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